Exhibit 32



                           Section 1350 Certifications
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with Respect to the North Valley Bancorp Quarterly Report on Form 10-Q
                       for the Quarter ended June 30, 2003



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: August 12, 2003                 /s/ MICHAEL J. CUSHMAN
                                       ----------------------
                                       Michael J. Cushman
                                       President and Chief
                                       Executive Officer
                                       (Principal Executive Officer)



Dated: August 12, 2003                 /s/ EDWARD J. CZAJKA
                                       --------------------
                                       Edward J. Czajka
                                       Executive Vice President
                                       and Chief Financial Officer
                                       (Principal Financial Officer)


         A signed original of this written statement required by Section 906 has been provided to North Valley Bancorp and will be retained by North Valley Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.


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